UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2014 (September 30, 2014)

JOHN B. SANFILIPPO & SON, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19681	36-2419677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1703 North Randall Road, Elgin, Illinois 60123-7820

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

John B. Sanfilippo & Son, Inc. (the “Company” or “Registrant”) submits the following information:

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2014, the Company entered into a Sixth Amendment to Credit Agreement (the “Sixth Amendment”) with Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), as a lender and the administrative agent (“Wells Fargo”), and Southwest Georgia Farm Credit, ACA, as a lender (and together with Wells Fargo, the “Lenders”), that amended that certain Credit Agreement, dated February 7, 2008, by and among the Company and the Lenders (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”).

The Sixth Amendment amends, among other things, the following terms and conditions of the Credit Agreement:

•	Extends the term of the Credit Agreement from July 15, 2016 to July 15, 2019 (three-year extension);

•	Reduces the interest rates charged to the Company for ordinary course borrowings and letter of credit borrowings;

•	The Company may declare up to two (2) cash dividends per year in the total amount of $25 million, individually or in the aggregate, without obtaining consent from the Lenders as long as the excess availability under the Credit Agreement remains above $30 million after giving effect to any such dividend; and

•	Eliminates the annual cap on capital expenditures by the Company.

In connection with the Sixth Amendment, the Company also entered into the First Amendment to Security Agreement (the “First Amendment”) with Wells Fargo, as administrative agent, that amended that certain Security Agreement, dated February 7, 2008, by and between the Company and Wells Fargo (as amended, the “Security Agreement”). The First Amendment amends the Security Agreement by making conforming changes in accordance with the terms of the Sixth Amendment, including, but not limited to, removing “Equipment” from the definition of “Collateral” in the Security Agreement.

The summary descriptions of the Sixth Amendment and the First Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Sixth Amendment and the First Amendment, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits	The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.
(Registrant)

Date: October 3, 2014	By:	/s/ Michael J. Valentine
	Name:	Michael J. Valentine
	Title:	Chief Financial Officer, Group President and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Sixth Amendment to Credit Agreement, dated September 30, 2014, by and among John B. Sanfilippo & Son, Inc., Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), as a lender and the administrative agent and Southwest Georgia Farm Credit, ACA, as a lender.

10.2	First Amendment to Security Agreement, dated September 30, 2014, by and between John B. Sanfilippo & Son, Inc. and Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), as administrative agent.